Hexion Inc. 180 East Broad Street Columbus, OH 43215 hexion.com	Exhibit 99.2 NEWS RELEASE

FOR IMMEDIATE RELEASE

Hexion Inc. Reaches Consensual Restructuring Agreement with Vast Majority of its Creditors to De-Lever Balance Sheet

To implement, U.S. Entities Voluntarily File for Reorganization under Chapter 11; Operations Outside U.S. Not Impacted

$300 Million of New Equity Infusion and $1.6 Billion of Committed Exit Financing; Strengthens Financial Position to Support Continued Investment in Long-Term Growth

All Business Segments Continuing to Operate as Normal; Committed to Safety and Delivering for Customers

Secures Commitments for $700 Million in Debtor-in-Possession Financing

Agreement Contemplates Trade Suppliers to be Paid-in-Full

COLUMBUS, Ohio – April 1, 2019 – Hexion Inc. (“Hexion” or the “Company”) today announced that it has entered into a Restructuring Support Agreement (“RSA”) with the vast majority of holders of each of the Company’s notes issuances, representing consensus across its capital structure, on the terms of a consensual financial de-leveraging plan (the “Plan”) that will strengthen the Company’s financial position and accelerate future growth. To implement the RSA, the Company, including substantially all of its U.S. subsidiaries and one non-operating entity based in Nova Scotia, Canada, has voluntarily filed for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).

All of Hexion’s global business segments are continuing to operate as normal, and Hexion’s operations outside the U.S. are not included in the Chapter 11 proceedings.

Under the RSA, creditors representing all tranches of the Company’s notes have agreed to support, and the Company has agreed to pursue, confirmation of the Plan. The RSA contemplates that the Plan will provide for, among other things: (1) significant de-leveraging of the Company’s capital structure by over $2.0 billion, (2) an infusion of $300 million in equity capital through a fully-backstopped rights offering, (3) a committed exit facility of over $1.6 billion, and (4) payment in full of the Company’s trade creditors, employees, and other general unsecured creditors. Consummation of the Plan will be subject to confirmation by the Bankruptcy Court in addition to other conditions to be set forth in the Plan.

“We are pleased to have reached an agreement with the vast majority of our creditors across our capital structure on a consensual financial de-leveraging plan that provides Hexion with a path forward to emerge that eliminates a significant portion of the Company’s debt and strengthens our competitive position,” said Craig A. Rogerson, Chairman, President and CEO of Hexion. “We believe that with a stronger balance sheet, Hexion will be better positioned to further invest in our specialty product portfolio and capitalize on positive industry growth trends and our market leading positions.”

Mr. Rogerson continued, “We appreciate the support of our creditors, and this agreement reflects their confidence in our business and our team as we continue executing our strategy and providing our customers with the high-quality products and service they expect. We are also committed to operating our business safely and efficiently while maintaining productive relationships with all of our business partners. I would like to thank our outstanding team for their continued dedication to our company. Supported by innovative research and development capabilities, strong strategic partnerships, an enviable global manufacturing footprint, blue-chip customers and a world-class team, this process better positions Hexion for investing in our long-term growth.”

Hexion has received commitments for $700 million in debtor-in-possession (“DIP”) financing, a portion of which will be used to pay off its asset-based revolving credit facility. Following court approval, this financing, combined with cash generated by the Company’s ongoing operations, is expected to be available and sufficient to meet Hexion’s operational and restructuring needs on a global basis.

In conjunction with the filing, the Company has filed a number of customary first day motions. These motions should allow the Company to continue to operate in the normal course of business without interruption or disruption to its relationships with its customers, suppliers, vendors and employees. The Company expects to receive Court approval for these requests. The Company intends to pay suppliers to the U.S. operations in full for all goods received and services rendered on or after the filing date. Payments to suppliers supporting operations outside of the U.S. will continue without interruption and in the normal course.

Additional Information

Additional information regarding Hexion’s restructuring is available at www.hexionrestructuring.com. Suppliers with questions can contact a dedicated hotline, toll-free at +1-614-225-2222 between the hours of 9 AM and 5 PM Eastern Time Monday through Friday. Court filings and information about the claims process are available at https://omnimgt.com/hexionrestructuring, by calling Hexion’s claims agent, Omni Management Group, at +1-888-204-1627 (or +1-818-906-8300 for international calls) or sending an email to hexion@omnimgt.com.

Advisors

Latham & Watkins LLP is serving as legal counsel, Moelis & Company LLC is serving as financial advisor, and AlixPartners, LLP is serving as restructuring advisor to Hexion.

About the Company

Based in Columbus, Ohio, Hexion Inc. is a global leader in thermoset resins. Hexion Inc. serves the global wood and industrial markets through a broad range of thermoset technologies, specialty products and technical support for customers in a diverse range of applications and industries. Additional information about Hexion Inc. and its products is available at www.hexion.com.

Forward-Looking and Cautionary Statements

Certain statements in this press release are forward-looking statements within the meaning of and made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In addition, our management may from time to time make oral forward-looking statements. All statements, other than statements of historical facts, are forward-looking statements. Forward-looking statements may be identified by the words “believe,” “expect,” “anticipate,” “project,” “plan,” “estimate,” “may,” “will,” “could,” “should,” “seek” or “intend” and similar expressions. Forward-looking statements reflect our current expectations and assumptions regarding our business, the economy and other future events and conditions and are based on currently available financial, economic and competitive data and our current business plans. Actual results could vary materially depending on risks and uncertainties that may affect our operations, markets, services, prices and other factors as discussed in the Risk Factors section of our filings with the SEC. While we believe our assumptions are reasonable, we caution you against relying on any forward-looking statements as it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, our ability to obtain the approval of the Bankruptcy Court with respect to motions filed in the Chapter 11 cases and the outcomes of Bankruptcy Court rulings and the Chapter 11 cases in general, the effectiveness of the overall restructuring activities pursuant to the Chapter 11 filings and any additional strategies that we may employ to address our liquidity and capital resources, the actions and decisions of creditors, regulators and other third parties that have an interest in the Chapter 11 cases, restrictions on us due to the terms of any debtor-in-possession credit facility that we may enter into in connection with the Chapter 11 cases and restrictions imposed by the Bankruptcy Court, the timing for resolving and any impact of the network security incident, a weakening of global economic and financial conditions, interruptions in the supply of or increased cost of raw materials, the loss of, or difficulties with the further realization of, cost savings in connection with our strategic initiatives, the impact of our substantial indebtedness, our failure to comply with financial covenants under our credit facilities or other debt, pricing actions by our competitors that could affect our operating margins, changes in governmental regulations and related compliance and litigation costs and the other factors listed in our SEC filings. For a more detailed discussion of these and other risk factors, see the Risk Factors section in our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q and our other filings made with the SEC. All forward-looking statements are expressly qualified in their entirety by this cautionary notice. The forward-looking statements made by us speak only as of the date on which they are made. Factors or events that could cause our actual results to differ may emerge from time to time. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Contact:

John Kompa

614-225-2223

john.kompa@hexion-inc.com

or

Michael Freitag / Meaghan Repko / Dan Moore

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449

3